SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K




                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 4, 2002
                Date of Report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
             (Exact Name of Registrant as Specified in Its Charter)



        Tennessee                       01-12073                  62-1550848
----------------------------     ---------------------       -------------------
(State of Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                            7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)





                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.           REGULATION FD DISCLOSURE

Issuance of Press Release Regarding Earnings for Third Quarter 2002

On November 4, 2002, Equity Inns, Inc. issued a press release announcing its operating results for the third quarter ended September 30, 2002.

A copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this report (including Exhibit 99.1) is furnished pursuant to
Item 9 of Form 8- K and shall not be deemed to be filed for the purpose of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

                                                     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EQUITY INNS, INC.



November 4, 2002                           /s/Donald H. Dempsey
                                           --------------------
                                           Donald H. Dempsey
                                           Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer

                                                 LIST OF EXHIBITS

99.1   --     Press release dated November 4, 2002 announcing third quarter 2002 operating results of Equity Inns, Inc.